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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 1999



                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                0-21845               93-1223879
    (State or other jurisdiction    (Commission          (IRS Employer
          of incorporation)          File Number)        Identification No.)

               1776 SW Madison, Portland, OR                    97205
            (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (503) 223-5600


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Item 5.           Other Events.

         On December 13, 1999, the Registrant entered into an agreement with Wilshire Real Estate Investment Inc. ("WREI"). The principal terms of that agreement are (i) WREI released the Registrant from the remaining balance of and all other obligations under the 6% convertible pay-in-kind notes previously issued by the Registrant to WREI, and (ii) the Registrant transferred to WREI 992,587 shares and options to purchase 1,112,500 shares of WREI's common stock.

Item 7(c).        Exhibits.

         99. Settlement Agreement dated as of December 10, 1999, by and among Wilshire Real Estate Investment Inc., on behalf of itself and its affiliates, Andrew A. Wiederhorn, Lawrence A. Mendelsohn and Wilshire Financial Services Group Inc., on behalf of itself and its affiliates (incorporated by reference to Exhibit 99.1 of Wilshire Real Estate Investment Inc.'s report on Form 8-K filed with the Commission on December 17, 1999).






                         INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number             Description

         99. Settlement Agreement dated as of December 10, 1999, by and among Wilshire Real Estate Investment Inc., on behalf of itself and its affiliates, Andrew A. Wiederhorn, Lawrence
                           A. Mendelsohn and Wilshire Financial
                           Services Group Inc., on behalf of itself and its affiliates (incorporated by reference to Exhibit 99.1 of Wilshire Real Estate Investment Inc.'s report on Form 8-K filed with the Commission on December 17, 1999).




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 28, 1999                   WILSHIRE FINANCIAL SERVICES GROUP INC.
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                                          Registrant

                                          /s/      Glenn J. Ohl
                                          ---------------------------
                                          Glenn J. Ohl
                                          CHIEF FINANCIAL OFFICER